July 25, 2013 Management Presentation Second Quarter Results

2 This presentation, including our “ 2013 Financial Outlook”, contains forward - looking statements . The Company’s representatives may also make forward - looking statements orally from time to time . Statements in this presentation that are not historical facts, including statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with severe effects of international, national and regional economic downturn ; • the Company’s ability to attract new clients and retain existing clients; • the spending patterns and financial success of the Company’s clients; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent pa yme nt obligations when due and payable, including but not limited to those relating to “put” option rights and deferred acquisition co nsideration; • the successful completion and integration of acquisitions which compliment and expand the Company’s business capabilities; an d • foreign currency fluctuations. The Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry . The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership . At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions . These opportunities require confidentiality and may involve negotiations that require quick responses by the Company . Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10 - K under the caption “Risk Factors” and in the Company’s other SEC filings . FORWARD LOOKING STATEMENTS & OTHER INFORMATION FORWARD LOOKING STATEMENTS & OTHER INFORMATION

3 • Delivering record growth with significant margin improvement • Winning incremental share of the client’s wallet and increasing market share; robust pipeline provides visibility for future performance • Generating significant free cash flow; increasing quarterly dividend • Improving the balance sheet; target leverage tracking materially ahead of expectations • Increasing 2013 guidance for revenue, EBITDA, margin and free cash flow SUMMARY

4 2013 financial guidance increased due to strong financial results and improved margin expansion • Organic revenue growth of 5.7% for Q2 2013 • Q2 2013 r evenue increased from $273.5 million to $288.1 million, an increase of 5.3% • Q2 2013 EBITDA increased from $32.3 million to $43.4 million, an increase of 34.3% • EBITDA margin expanded 330 basis points from 11.8% to 15.1% in Q2 2013, an increase of 28.0% • Net new business wins of $20.3 million in Q2 2013 • Free Cash Flow increased $10.9 million from $15.0 million to $25.9 million in Q2 2012 • Net Debt - to - EBITDA leverage declined to 3.1x from 3.4x at March 31, 2013 the LIBOR spread by 50 basis points KEY FINANCIAL HIGHLIGHTS

5 Note: Actuals may not foot due to rounding CONSOLIDATED REVENUE AND EARNINGS (US$ in millions, except percentages) 2013 2012 2013 2012 Revenue 288.1$ 273.5$ 5.3% 555.2$ 508.7$ 9.1 % Operating Expenses Cost of services sold 190.7 187.6 1.6% 369.7 363.7 1.7 % Office and general expenses 61.4 74.0 (17.1) % 129.4 133.9 (3.4) % Depreciation and amortization 9.6 13.6 (29.5) % 19.2 23.6 (18.6) % Operating profit (loss) 26.5 (1.7) 36.9 (12.5) Other, net (2.9) 0.2 (0.2) (0.8) Interest expense and finance charges (10.4) (11.8) (22.8) (22.8) Loss on Redemption of Notes - - (55.6) - Interest income 0.0 0.0 0.1 0.1 Income tax expense (benefit) 1.7 2.5 (12.5) 3.8 Equity in earnings of non-consolidated affiliates 0.1 0.0 0.1 0.3 Income (loss) from Continuing Operations 11.6 (15.8) (29.0) (39.5) Loss from discontinued operations, net of taxes (0.3) (2.5) (1.8) (3.6) Net income (loss) 11.3 (18.3) (30.8) (43.1) Net income attributable to non- controlling interests (1.5) (1.8) (2.5) (3.3) Net income (loss) attributable to MDC Partners Inc. 9.8$ (20.1)$ (33.3)$ (46.4)$ % Change Three Months Ended June 30, Six Months Ended June 30, % Change

6 • Strategic Marketing Services continues to deliver exceptional organic growth, increasing 9.5% in the quarter • Strong new business wins over the last several quarters enhances visibility on financial performance SUMMARY OF SEGMENT RESULTS - REVENUE Note: Actuals may not foot due to rounding (US$ in millions, except percentages) 2013 2012 2013 2012 Revenue Strategic Marketing Services 200.9$ 183.8$ 9.3% 384.7$ 343.8$ 11.9 % Performance Marketing Services 87.3 89.8 (2.8) % 170.4 164.8 3.4 % Total Revenue 288.1$ 273.5$ 5.3% 555.2$ 508.7$ 9.1% % Change Three Months Ended June 30, Six Months Ended June 30, % Change

7 Note: Actuals may not foot due to rounding SECOND QUARTER 2013 REVENUE GROWTH BY SEGMENT Note: Actuals may not foot due to rounding Strategic Performance Weighted Marketing Marketing Average Services Services Total Organic Growth 9.5% -2.2% 5.7% Foreign Exchange Growth -0.2% -0.6% -0.4% Total 9.3% -2.8% 5.3%

8 Note: Actuals may not foot due to rounding (US$ in millions, except percentages) 2013 2012 Revenue 267.0$ 235.2$ 13.6 % Operating Expenses Cost of services sold 179.0 176.0 1.7 % Office and general expenses 68.0 59.9 13.6 % Depreciation and amortization 9.6 10.0 (3.7) % Operating profit (loss) 10.4 (10.8) Other, net 2.7 (1.0) Interest expense (12.4) (11.0) Loss on Redemption of Notes (55.6) - Interest income 0.0 0.1 Income tax expense (benefit) (14.3) 1.3 Equity in earnings of non-consolidated affiliates 0.0 0.3 Loss from Continuing Operations (40.6) (23.7) Loss from discontinued operations, net of taxes (1.6) (1.1) Net loss (42.2) (24.8) Net income attributable to non- controlling interests (1.0) (1.5) Net loss attributable to MDC Partners Inc. (43.2)$ (26.3)$ % Change Three Months Ended March 31, YEAR TO DATE 2013 REVENUE GROWTH BY SEGMENT Strategic Performance Weighted Marketing Marketing Average Services Services Total Organic Growth 13.0% 1.8% 9.3% Foreign Exchange Growth -0.1% -0.5% -0.3% Total 11.9% 3.4% 9.1% Note: Actuals may not foot due to rounding

9 Consumer Products 29% Retail 17% Communications 11% Other 12% Financials 8% Technology 11% Healthcare 5% Auto 7% Consumer Products 34% Retail 17% Communications 12% Other 10% Financials 7% Technology 7% Healthcare 5% Auto 8% Q2 2013 Q2 2012 • Technology and Financial Services were our Fastest Growing Sectors • Our Business Continues to Strengthen in Diversification Across Sectors As More Clients Turn To Us To Deliver Transformational Business Results for Them SECOND QUARTER REVENUE BY SEGMENT CLIENT SECTOR Note: Actuals may not foot due to rounding

10 MDC TODAY ORGANIC GROWTH Sustained Market Share Gains Continue Note: *Peers include Omnicom, Interpublic, WPP Group , Havas and Publicis . Due to timing of earnings, WPP and Havas are not included in 2Q13 results. -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% MDC Partners vs. Peers Trailing 12 Month Organic Revenue MDC Partners Peers

11 Note: Actuals may not foot due to rounding • We remain focused on sustainable profitable growth by optimizing the conversion of incremental revenues to EBITDA and Free Cash Flow SUMMARY OF SEGMENT RESULTS - EBITDA (US$ in millions, except percentages) 2013 2012 2013 2012 EBITDA Strategic Marketing Services 38.3$ 28.9$ 32.7% 68.2$ 39.2$ 74.2 % margin 19.1% 15.7% 17.7% 11.4% Performance Marketing Services 7.6 8.6 (11.8) % 12.3 11.7 5.1 % margin 8.7% 9.6% 7.2% 7.1% Marketing Communications 45.9 37.5 22.5% 80.5 50.9 58.2 % margin 15.9% 13.7% 14.5% 10.0% Corporate Expenses (2.5) (5.3) (53.4) % (9.8) (10.4) (5.6) % Profit Distributions from Affiliates - 0.2 3.1 0.2 Total EBITDA 43.4$ 32.3$ 34.3% 73.8$ 40.7$ 81.4 % margin 15.1% 11.8% 13.3% 8.0% % Change Three Months Ended June 30, Six Months Ended June 30, % Change

12 Note: Actuals may not foot due to rounding FREE CASH FLOW (US$ in millions) 2013 2012 2013 2012 Cash Flow Provided by (used in) Continuing Operating Activities $86.6 ($16.8) $54.6 ($3.5) Distributions 0.0 0.2 3.1 0.2 Interest Expense, net 10.3 11.8 22.7 22.7 Changes in Working Capital (73.6) 38.0 (25.8) 20.7 Changes in Non-Current Assets & Liabilities 18.3 (2.2) 17.1 (1.1) Other 1.8 1.3 2.1 1.7 EBITDA $43.4 $32.3 $73.8 $40.7 Net Income Attibutable to Noncontrolling Interests (1.5) (1.8) (2.5) (3.3) Capital Expenditures, net (1) (6.6) (4.4) (9.2) (8.9) Cash Taxes (0.1) (0.3) (0.2) (0.3) Cash Interest, net & Other (2) (9.3) (10.8) (21.1) (20.3) Free Cash Flow (3) $25.9 $15.0 $40.8 $7.9 (3) Free Cash Flow is a non-GAAP measure. As shown above, Free Cash Flow represents EBITDA less net income attributable to noncontrolling interests, less capital expenditures, less cash taxes, less net cash interest (including interest paid and other). Three Months Ended June 30, Six Months Ended June 30, (1) Capital Expenditures, net represents capital expenditures net of landlord reimbursements. (2) Cash Interest, net & Other represents the quarterly accrual of cash interest under our Senior Notes.

13 AVAILABLE LIQUIDITY June 30, 2013 December 31, 2012 (US$ in millions) Commitment Under Facility $225.0 $150.0 Drawn - - Undrawn Letters of Credit 5.1 4.8 Funds Available Under Facility $219.9 $145.2 Total Cash 77.3 60.3 Liquidity $297.2 $205.5

14 • Continued strong year to date financial results, margin expansion and new business wins lead us again to increase financial guidance for 2013 2013 FINANCIAL OUTLOOK Prior Revised Implied 2012 2013 2013 Year over Year Actuals Guidance Guidance Change Revenue $1.07 billion $1.145 - $1.170 billion $1.155 - $1.180 billion +7.9% to +10.2% EBITDA $118.4 million $142 - $146 million $152 - $157 million +28.4% to +32.6% Free Cash Flow $49.6 million $70 - $75 million $80 - $85 million +61.3% to +71.4% Implied EBITDA Margin 11.1% 12.4% - 12.5% 13.1% - 13.3% +200 to 220 basis points Note: See appendix for definitions of non-GAAP measures

15 APPENDIX

16 TEMPORAL PUT OBLIGATIONS AND IMPACT ON EBITDA Incremental (US$ in millions) Cash Stock Total EBITDA in Period 2013 1.5 0.4 1.9 1.5 2014 1.4 0.5 1.9 0.2 2015 3.8 0.6 4.4 1.7 2016 2.8 0.1 2.9 0.0 Thereafter 4.9 0.0 4.9 0.3 Total $14.4 $1.6 $16.0 $3.7 Effective Multiple 4.3 Estimated Put Impact at June 30, 2013 Payment Consideration

17 Note: Actuals may not foot due to rounding SUMMARY OF CASH FLOW (US$ in millions) 2013 2012 Cash flows provided by (used in) continuing operating activities $54.6 ($3.5) Discontinued operations (0.5) (3.1) Net cash provided by (used in) operating activities $54.1 ($6.6) Cash flows provided by (used in) continuing investing activities ($9.0) $26.3 Discontinued operations (0.0) 0.0 Net cash provided by (used in) investing activities ($9.0) $26.4 Net cash provided by (used in) financing activities ($28.4) $44.2 Effect of exchange rate changes on cash and cash equivalents $0.4 ($0.4) Net increase in cash and cash equivalents $17.0 $63.6 Six Months Ended June 30, Note: Actuals may not foot due to rounding

18 MDC TODAY DEFINITION OF NON - GAAP MEASURES EBITDA: EBITDA is a non - GAAP measure, that represents operating profit plus depreciation and amortization, stock - based compensation, acquisition deal costs, deferred acquisition consideration adjustments and profit distributions from affiliates. Organic Growth: Organic revenue growth is a non - GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts. Free Cash Flow: Free cash flow is a non - GAAP measure that represents EBITDA less net income attributable to non - controlling interests, less capital expenditures net of landlord reimbursements, less net cash interest (including interest paid and to be paid on the Senior Notes), less cash taxes plus realized cash foreign exchange gains. Net Bank Debt or Net Debt: Debt due pertaining to the revolving credit facility plus debt pertaining to the Senior Notes less total cash and cash equivalents. Note: A reconciliation of Non - GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on July 25, 2013.

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